                                                                    Exhibit 10.2



                                OPTION AGREEMENT

       This Option Agreement (the "Option Agreement") is dated August 8, 1996
                                   ----------------
between ACCUSTAFF INCORPORATED, a Florida corporation (the "Holder") and PAYROLL
                                                            ------
TRANSFERS, INC., a Florida corporation (the "Company").
                                             -------

       WHEREAS, the Holder and the Company have entered into a Purchase Agreement (the "Purchase Agreement"), dated as of August 8, 1996, pursuant to
                ------------------
which, on the date hereof, the Holder has agreed to purchase, (i) an 8% Subordinated Convertible Note issued by the Company in the principal amount of $10,438,402 (the "Note") and (ii) this option to acquire 176 shares of common
                  ----
stock, par value $1.00 per share, of the Company (the "Common Stock"); and
                                                       ------------

       WHEREAS, the parties hereto desire to enter into this Option Agreement to set forth the terms and conditions of the option. Capitalized terms used but not defined herein shall have the meanings specified in the Purchase Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1.   Grant of Option.
            ---------------

          (a) The Company hereby grants to the Holder, for the Exercise Period (as hereinafter defined), the irrevocable right and option (the "Option") to
                                                                 ------
purchase from the Company 176 shares of Common Stock (the "Option Shares") on
                                                           -------------
the terms and conditions set forth in this Option Agreement. The Option shall be exercisable, in whole or in part, at the exercise price of $106,414.26 per Option Share (the "Exercise Price Per Share"), at any time during the Exercise
                   ------------------------
Period.

          (b) For purposes hereof, the "Exercise Period" shall mean the period
                                        ---------------
commencing on the date hereof and terminating at 5:00 p.m., New York City time, on July 29, 1997.

       2.   Exercise of Rights.  Following the expiration or termination of any
            ------------------
applicable waiting periods (including any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereby, the rights represented by the Option may be exercised at any time during the Exercise Period by the delivery of an irrevocable written notice (the "Option Notice"), to the Company at its address
                                 -------------
set forth herein (or such other office of the Company as it may designate by notice in writing to the Holder at the address of the Holder set forth herein). On the fifth business day after the delivery of the Option Notice, the closing (the "Option Closing") pursuant
                                                     --------------
to such exercise shall be effected by (i) the payment by the Holder of the Purchase Price in the manner provided in Section 3 hereof and (ii) the simultaneous delivery of one or more stock certificates, as the Holder may request, registered in the name of the Holder or its permitted assigns, representing all of the Option Shares. The Option shall be deemed to have been exercised immediately prior to the close of business on the date the Option Notice is delivered and the Holder or its permitted assigns in whose name or names the Option Shares shall be issued upon such exercise shall be deemed to be the holder or holders of record of such Option Shares at such time and on such date, subject to payment for such Option Shares as provided above.

       3.  Payment of Purchase Price.  The purchase price equal to the product
           -------------------------
of (x) the Exercise Price Per Share multiplied by (y) the number of Option Shares being acquired shall be paid by wire transfer of immediately available funds in accordance with the Company's instructions, which instructions shall be given to the Holder in writing no later than three business days prior to the Option Closing.

       4.   Adjustments.
            -----------

            (a) The Exercise Price Per Share shall be subject to adjustment as follows:

                (i) In case the Company shall at any time or from time to time
(A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock (which, for purposes of this Section 4(a)(i) shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company, (B) subdivide the outstanding shares of Common Stock into a larger number of shares,
(C) combine the outstanding shares of Common Stock into a smaller number of shares, (D) issue any shares of its capital stock in a reclassification of the Common Stock or (E) pay a dividend or make distribution on the outstanding shares of Common Stock in shares of its capital stock pursuant to a shareholder rights plan, "poison pill" or similar arrangement, then, and in each such case, the Exercise Price Per Share in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Option Share thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such Option Share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 4(a)(i) shall become effective retroactively (I) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (II) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

          (ii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) to holders of its Common Stock at a price per share less than the Current Market Price (as defined below) per share of Common Stock then in effect at the record date referred to in the following sentence (treating the price per share of any security convertible or exchangeable or exercisable into Common Stock as equal to (A) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (B) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than (I) issuances or sales for which an adjustment is made pursuant to another paragraph of this Section 4(a) or (II) issuances of shares of Common Stock or securities exercisable or convertible into Common Stock pursuant to mergers, acquisitions, consolidations, exchanges, reorganizations or combinations or bona fide stock incentive plans for employees, directors and consultants of the Company, then, and in each such case, the Exercise Price Per Share then in effect shall be adjusted by dividing the Exercise Price Per Share in effect on the day immediately prior to such record date by a fraction (x) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (y) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Current Market Price per share of Common Stock on such record date; provided, that if the Holder is offered the
                                     --------
opportunity too participate in any such offering on a pro rata basis with the holders of Common Stock and declines to participate, no adjustment shall be made pursuant to this Section 4(a)(ii). Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; provided,
                                                                    --------
however, that the determination as to whether an adjustment is required to be
-------
made pursuant to this Section 4(a)(ii) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrants or other right; provided, further, that if any
                                                 --------  -------
convertible or
exchangeable securities, options, warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 4(a)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Exercise Price Per Share hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of
(x) eliminating from the computation any additional shares of Common Stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (y) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such convertible or exchangeable securities, options, warrants or other rights as having been issued for the consideration actually received and receivable therefor and (z) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

               (iii)  In case the Company shall at any time or from time to time distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding
(A) dividends or distributions payable out of consolidated earnings or earned surplus, and (B) dividends payable in shares of Common Stock for which adjustment is made under Section 4(a)(i)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 4(a)(ii)), then, and in each such case, the Exercise Price Per Share then in effect shall be adjusted by dividing the Exercise Price Per Share in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Stock on the record date referred to below and (y) the denominator of which shall be such Current Market Price of the Common Stock less the then Fair Market Value (as determined by the Board of Directors of the Company) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator not to be less than one); provided, however, that no adjustment
                                           --------  -------
shall be made with respect to any distribution of rights to purchase securities of the Company if the Holder would otherwise be entitled to receive such rights upon conversion at any time of the Option Shares into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section 4(a)(iii) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

               (iv) In case the Company at any time or from time to time shall take any action affecting its Common Stock (it being understood that the issuance or sale of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) to any Person at a price per share less than the Exercise Price Per Share then in effect shall not be deemed such an action), other than an action described in any of Section 4(a)(i) through
Section 4(a)(ii), inclusive, or Section 4(g), then, the Exercise Price Per Share shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Holder).

               (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 4(c) need be made to the Exercise Price Per Share unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price Per Share then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Exercise Price Per Share .

               (vi) "Current Market Price" per share shall mean, on any date
                     --------------------
specified herein for the determination thereof, (a) the average daily Market Price (as defined below) of the Common Stock for those days during the period of 30 days, ending on such date, on which the national securities exchanges were open for trading and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the Market Price on such date. As used herein, "Market Price" shall
                                                         ------------
mean, per share of Common Stock, on any date specified herein: (A) the closing price per share of the Common Stock on such date published in The Wall Street Journal or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (B) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date; or (C) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company; or (D) if none of (A), (B) or (C) is applicable, a market price per share determined at the Company's expense by a nationally recognized appraiser chosen by the Holder and approved by the Company, which approval shall not be unreasonably withheld. If no such appraiser is so chosen more than twenty business days after notice of the necessity of such calculation shall have been delivered by the Company to the Holder, then the appraiser shall be chosen by the Company.


          (b) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Exercise Price Per Share then in effect shall be required by reason of the taking of such record.

          (c) Upon any increase or decrease in the Exercise Price Per Share, then, and in each such case, the Company promptly shall deliver to the Holder a written notice signed by an authorized officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Exercise Price Per Share then in effect following such adjustment.

          (d) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Option Shares. If more than one Option Share shall be surrendered for conversion at one time by the Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Option Shares so surrendered. If the conversion of any Option Share or Shares results in a fraction, an amount equal to such fraction multiplied by the Current Market Price of the Common Stock on the business day preceding the day of conversion shall be paid to such holder in cash by the Company.

          (e) In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Holder shall have the right thereafter too
                  -----------
convert the Option Shares into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a Holder of the number of shares of Common Stock in to which such Option Shares could have been converted immediately prior to such Transaction. The provisions of this Section 4(e) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions. The provisions of this Section 4(e) shall be the sole right of the Holder in connection with any Transaction and the Holder shall have no separate vote thereon.

          (f) The Company shall at all times reserve and keep available for issuance upon the conversion of the Option Shares, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding Option Shares, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding Option Shares.

          (g) The issuance or delivery of certificates for Common Stock upon the conversion of the Option Shares shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be
                         --------  -------
required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than the Holder, and the Company shall not be required to issue or deliver such certificate unless or until the Person requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

       5.   No Rights Prior to Exercise.  Prior to its due exercise pursuant to
            ---------------------------
Section 2 hereof, the Option shall not entitle the Holder to any voting rights or other rights as a holder of shares of Common Stock.

       6.   Representations and Warranties of Holder.
            ----------------------------------------

            The Holder hereby:

           (a) acknowledges that the Holder has been advised that the Option and the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws;

           (b) represents and warrants that the Option and the Option Shares are being purchased by the Holder for the Holder's own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;

           (c) agrees that the Option Shares will not be sold or otherwise disposed of except in compliance with the registration requirements or exemption provisions under the Securities Act and the rules and regulations promulgated thereunder, or any other applicable securities laws;

           (d) agrees that the Option Shares are subject to the rights or first refusal, tag-along and drag-along provisions of Section 5.4 of the Purchase Agreement; and

           (e) consents that the certificate or certificates representing the Option Shares may be impressed with a legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. THE SHARES ARE ALSO SUBJECT TO THE TERMS AND PROVISIONS OF THE PURCHASE AGREEMENT, DATED AS OF AUGUST 8, 1996, BETWEEN PAYROLL TRANSFERS, INC. AND ACCUSTAFF INCORPORATED."

       7.   Reservation of Common Stock.  The Company covenants that it will at
            ---------------------------
all times reserve and keep available out of its authorized Common Stock, solely for issuance and delivery upon the exercise of the Option in accordance with the terms hereof, a number of shares of Common Stock equal to the number of such shares from time to time issuable upon the exercise of the Option in accordance with the terms hereof. The Company covenants that all shares of Common Stock issued upon the exercise of the Option shall be duly authorized, validly issued, fully paid and non-assessable, with no personal liability attaching thereto.

       8.   Miscellaneous.
            -------------

           (a) Certain Definitions.  As used in this Agreement, the following
               -------------------
terms have the following meanings unless the context otherwise requires:

              (i) "affiliate," with respect to any person, means and includes
                   ---------
any other person controlling, controlled by or under common control with such person.

              (ii) "person" means any individual, corporation, partnership,
                    ------
firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.

          (b) Waivers and Amendments.  This Option Agreement may be amended,
              ----------------------
modified, canceled, altered or supplemented, and the terms and conditions hereof may be waived, only by the execution and delivery of a written agreement executed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

          (c) Notices.  Any notice and other communication provided for,
              -------
required or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service, overnight mail, in each case, postage prepaid, personally delivery or facsimile transmission. Any such notice or communication shall be deemed to have been duly given (i) when delivered by hand, if personally delivered or by facsimile transmission, when receipt is confirmed by telephone the same day,
(ii) when delivered by courier or overnight mail, if delivered by a commercial courier service or overnight mail, and (iii) 5 days after being deposited in the mail, if mailed; provided, that in all cases, confirmation by telephone or
                 --------
facsimile of receipt thereof has been obtained:

            If to the Holder, to:

            AccuStaff Incorporated
            6440 Atlantic Blvd.
            Jacksonville, Florida 32211
            Telephone :  (904) 725-5374
            Telecopy:  (904) 725-8513
            Attention:  Derek Dewan, President

            with a copy to:

            Alston & Bird
            One Atlantic Center
            1201 West Peachtree Street
            Atlanta, Georgia 30309-3424
            Telephone:  (404) 881-7000
            Telecopy:  (404) 881-7777
            Attention:  Timothy Mann, Esq.

            If to the Company, to:

            Payroll Transfers, Inc.
            3710 Corporate Drive
            Suite 300
            Tampa, Florida 33619
            Telephone:  (813) 664-0404
            Telecopy:  (813) 621-6816
            Attention:  President

            with a copy to:

            Paul, Weiss, Rifkind, Wharton & Garrison
            1285 Avenue of the Americas
            New York, New York 10019-6064
            Telephone:  (212) 373-3000
            Telecopy:  (212) 757-3990
            Attention:  Matthew  Nimetz, Esq.

          (d) Entire Agreement.  This Option Agreement and, to the extent
              ----------------
provisions of other agreements referred to herein are applicable with respect to the rights or obligations of the parties under this Agreement, contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior agreements, written or oral, with respect thereto.

          (E) GOVERNING LAW.  THIS OPTION AGREEMENT SHALL BE GOVERNED AND
              -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          (f) Binding Effect; No Assignment.  This Option Agreement shall be
              -----------------------------
binding upon and inure to the benefit of the parties and their respective successors. The rights and obligations represented by this Option Agreement shall not be transferred, sold, assigned or hypothecated. Nothing in this Option Agreement, expressed or implied, is intended to confer on any person not a party hereto any rights or remedies under or by reason of this Option Agreement.

          (g) Variations in Pronouns.  All pronouns and any variations thereof
              ----------------------
refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

          (h) Counterparts.  This Option Agreement may be executed in two or
              ------------
more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (i) Severability.  If any provision of this Option Agreement or the
              ------------
application of any provision hereof to any party hereto or set of circumstances is held invalid, the remainder of this Option Agreement and the application of such provision to the other parties hereto or sets of circumstances shall not be affected, unless the provisions held invalid shall substantially impair the benefits of the remaining portions of this Option Agreement.

          (j) Headings.  The headings in this Option Agreement are for reference
              --------
purposes only and shall not in any way affect the meaning or interpretation of this Option Agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Option Agreement to be duly executed by their respective authorized officers on the date first above written.


                             PAYROLL TRANSFERS, INC.

                             By:
                                ---------------------------------
                                Name:
                                Title:


                             ACCUSTAFF INCORPORATED

                             By:
                                ---------------------------------
                                Name:
                                Title: